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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-4452 ,333-58393 and 333-61362), in the
Registration Statement on Form S-4 (No. 333-42310) and in the Registration Statement on Form S-3 (No. 333-82750) of EGL, Inc. of our report dated March 21, 2003 relating to the financial statements which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Houston, Texas
March 25, 2003


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